SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): FEBRUARY 21, 2001


                             E-TREND NETWORKS, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                        0-28879                APPLIED FOR
(State or other jurisdiction of        (Commission             (IRS Employer
      incorporation)                   File Number)          Identification No.)


            5919 - 3RD STREET, S.E., CALGARY, ALBERTA, CANADA T2H 1K3
               (Address of principal executive offices) (Zip Code)


                                 (403) 252-7766
               Registrant's telephone number, including area code


                            COOL ENTERTAINMENT, INC.
          10900 N.E. 8TH STREET, SUITE 900, BELLEVUE, WASHINGTON 98004 (Former name or former address, if changed since last report)








Exhibit index on consecutive page 3

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         See the disclosure in Item 5 below.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         See the disclosure in Item 5 below.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not Applicable.

ITEM 5.  OTHER EVENTS

         On February 21, 2001, the registrant effected its reorganization. Cool Entertainment, Inc., a Colorado corporation merged into E-Trend Networks, Inc., its wholly-owned Delaware subsidiary. As a result, the registrant changed its name to E-Trend Networks, Inc., changed its domicile to Delaware, and effected a 1-for-100 reverse stock split. The registrant's new CUSIP number is 26924T 10 4 and its new trading symbol is ETDN.

         Also on February 21, 2001, the registrant closed its acquisition of E-Trend Networks, Inc., a privately-held Nevada corporation ("E-Trend"), pursuant to the terms of a Share Exchange Agreement dated December 22, 2000 (the "Share Exchange Agreement"). E-Trend is now a wholly-owned subsidiary of the registrant.

         The registrant has issued 4,441,867 (post-reverse split) shares of its common stock to the shareholders of E-Trend. There are now 4,825,273 shares of common stock of the registrant issued and outstanding (without giving effect to the elimination of fractional shares).

         The registrant's management now consists of designees from E-Trend, with the exception of Len Voth:

                  Gregg C. Johnson          -      President, CEO and Director
                  Caroline G. Armstrong     -      Executive Vice President,
                                                   Chief Operating Officer
                  Howard Bolinger           -      Chief Financial Officer
                  Michael McKelvie          -      Senior Vice President,
                                                   Marketing & Communications
                  Timothy J. Sebastian      -      Secretary and General Counsel
                  Trevor Hillman            -      Director
                  Paul Miller               -      Director
                  Donald Spear              -      Director

                  Roy Grant                 -      Director
                  Martin McDonough          -      Director
                  William Christie          -      Director
                  Len Voth                  -      Director

         Effective February 22, 2001, the executive offices of the registrant will be located at the facilities of E-Trend in Calgary, Alberta.

         Founded in April 1999 as a Nevada corporation by VHQ Entertainment Inc. (formerly Video Headquarters Inc.), a Canadian Venture Exchange ("CDNX")-listed company ("VHQ"), E-Trend develops and operates a number of Internet websites which offers a variety of products including music, movies on DVD and VHS, video games, PC gaming software, and other entertainment related products.

         E-Trend has three product-based web sites that target purchasers of its
         products  and  one   information-based  web  site  that  is  an  online
         entertainment magazine:

            o www.Moviesource.com,  which currently offers filmed  entertainment products, including feature films both in VHS cassette and DVD format, and educational, health and fitness and instructional videos and special interest videos;

            o www.VHQMusic.com,  which  offers a broad range of compact disc and cassette music selections, and music video products;

            o www.VHQgames.com, which  offers  current  top-selling  video  game titles in popular video game and PC formats, including Sony Play Station, Sony Play Station II, Nintendo 64, and Sega Dreamcast, and focuses on video game enthusiasts; and

            o www.Entertainme.COM  which is an  on-line  entertainment  magazine that functions as a portal to E-Trend's e-commerce sites.

ITEM 6.    RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not Applicable.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial statements of businesses acquired: E-Trend's audited statements for the year ended September 30, 2000, are filed herewith. E-Trend's unaudited statements for the three months ended December 31, 2000, will be filed by amendment

         (b)  Pro forma financial information: To be filed by amendment

         (c)  Exhibits

              REGULATION                                                                       CONSECUTIVE
              S-K NUMBER                                    DOCUMENT                           PAGE NUMBER

                 2.1           Share Exchange Agreement dated December 22, 2000 (1)<F1>            N/A

                                       3

                 2.2           Certificate of Ownership Merging Cool Entertainment,
                               Inc. into E-Trend Networks, Inc. Pursuant to Section 253
                               of the Delaware General Corporation Law and Articles of
                               Merger Pursuant to Section 7-111-105 of the Colorado
                               Business Corporation Act (2)<F2>                                    N/A

                 2.3           Articles of Share Exchange                                           21

                 99.1          Press Release dated February 21, 2001.                               23

         ---------------------

         (1)<F1> Incorporated  by reference to the  registrant's  definitive  proxy statement filed January 2,
                 2001
         (2)<F2> Incorporated  by  reference  to the  registrant's  Form 10-QSB for the fiscal  quarter  ended
                 December 31, 2000

ITEM 8.  CHANGE IN FISCAL YEAR

         Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     E-TREND NETWORKS, INC.


February 21, 2001                       By:/S/ GREGG C. JOHNSON
                                           ------------------------------------
                                           Gregg C. Johnson, President and CEO

Financial Statements

E-TREND NETWORKS, INC.
(formerly The Moviesource.com Corp.)
September 30, 2000

                          INDEPENDENT AUDITORS' REPORT





To the Stockholders of
E-Trend Networks, Inc.


We have audited the accompanying consolidated balance sheets of E-Trend Networks, Inc. and subsidiary (formerly The Moviesource.com Corp.) as at September 30, 2000 and 1999 and the related statements of operations and deficit, stockholders' equity and cash flows for the year ended September 30, 2000 and for the period from incorporation on April 29, 1999 to September 30, 1999. These consolidated financial statements are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with United States generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, these consolidated financial statements referred to above present fairly, in all material respects, the financial position of E-Trend Networks, Inc. (and subsidiary) as at September 30, 2000 and the results of its operations and its cash flows for the year ended September 30, 2000 and for the period from incorporation on April 29, 1999 to September 30, 1999 in conformity with accounting principles generally accepted in the United States.


Calgary, Canada                                            /S/ ERNST & YOUNG LLP
November 21, 2000                                          Chartered Accountants

                             E-TREND NETWORKS, INC.


                           CONSOLIDATED BALANCE SHEETS



As at September 30

                                                                            2000          1999
                                                                          (U.S. $)      (U.S. $)
                                                                        ---------------------------
ASSETS
CURRENT
Cash and cash equivalents [NOTE 6]                                         1,791,343       638,712
Accounts receivable                                                           69,583         3,297
Due from related company [NOTE 9]                                            207,716            --
Inventory                                                                     40,344            --
Prepaid expenses                                                                 773        45,060
                                                                        ---------------------------
                                                                           2,109,759       687,069

INVESTMENT [NOTE 4]                                                          232,382            --

DUE FROM RELATED COMPANY [NOTE 9]                                            231,709        31,487

CAPITAL ASSETS [NOTE 5]                                                      266,641        25,000

GOODWILL [NOTE 3]                                                            175,169            --
                                                                        ---------------------------
                                                                           3,015,660       743,556
                                                                        ===========================

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT
Accounts payable and accrued liabilities                                     201,585        17,820
                                                                        ---------------------------

COMMITMENTS [NOTE 11]

STOCKHOLDERS' EQUITY
Authorized
   25,000,000 preferred shares, par value $0.001
   25,000,000 common shares, par value $0.001
Issued
   Common shares [NOTE 7]                                                      8,854         6,850
Additional paid in capital [NOTE 7]                                        3,601,406       774,225
Accumulated deficit                                                         (866,495)      (55,339)
Unrealized gain from investment                                               89,102            --
Cumulative translation adjustment                                            (18,792)           --
                                                                        ---------------------------
                                                                           2,814,075       725,736
                                                                        ---------------------------
                                                                           3,015,660       743,556
                                                                        ===========================

SEE ACCOMPANYING NOTES

On behalf of the Board:


               Director                                                 Director

                             E-TREND NETWORKS, INC.


                CONSOLIDATED STATEMENTS OF OPERATIONS AND DEFICIT



                                                           FOR THE TWELVE    FOR THE PERIOD FROM
                                                            MONTHS ENDED       INCORPORATION ON
                                                            SEPTEMBER 30,     APRIL 29, 1999 TO
                                                                2000          SEPTEMBER 30, 1999
                                                              (U.S. $)             (U.S. $)
                                                          --------------------------------------
REVENUE                                                         665,075                   --

COST OF SALES                                                   503,938                   --
                                                          --------------------------------------
                                                                161,137                   --
                                                          --------------------------------------

EXPENSES
Operating and development                                       436,764                   --
General and administrative                                      435,745               59,564
Advertising costs                                               108,703                   --
Sales and marketing                                              28,921                   --
Amortization of capital assets                                   31,756                   --
Amortization of goodwill                                         20,329                   --
                                                          --------------------------------------
                                                              1,062,218               59,564
                                                          --------------------------------------

LOSS BEFORE THE FOLLOWING                                      (901,081)             (59,564)

INTEREST INCOME                                                  89,925                4,225
                                                          --------------------------------------
NET LOSS FOR THE PERIOD [NOTE 10]                              (811,156)             (55,339)
                                                          --------------------------------------
OTHER COMPREHENSIVE INCOME
   Unrealized gain from investment                               89,102                   --
   Foreign currency translation adjustment                      (18,792)                  --
                                                          --------------------------------------
                                                          --------------------------------------
                                                                 70,310                   --
                                                          --------------------------------------
COMPREHENSIVE LOSS                                             (740,846)             (55,339)
                                                          ======================================


DEFICIT, BEGINNING OF PERIOD                                    (55,339)                  --

NET LOSS FOR THE PERIOD                                        (811,156)             (55,339)
                                                          --------------------------------------
DEFICIT, END OF PERIOD                                         (866,495)             (55,339)
                                                          ======================================


BASIC AND DILUTED LOSS PER SHARE [NOTE 8]                        (0.10)                (0.02)
                                                          ======================================

SEE ACCOMPANYING NOTES

                             E-TREND NETWORKS, INC.


                 CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY



As at September 30, 2000

                                                                COMMON STOCK
                                                        -----------------------------
                                                                                        PAID IN
                                                          NUMBER OF       AMOUNT        CAPITAL
                                                            SHARES       (U.S. $)       (U.S. $)
                                                        -------------------------------------------

Issuance of common stock [NOTE 7]                          6,850,000        6,850        774,225
                                                        -------------------------------------------

Balance, September 31, 1999                                6,850,000        6,850        774,225

Issuance of common shares for cash [NOTE 7]                1,618,734        1,619      2,395,732

Issuance of common shares for services [NOTE 7]               85,000           85         84,915

Issuance of common shares on acquisition of subsidiary
   [NOTES 3 AND 7]                                           200,000          200        199,800

Issuance of common shares for shares in investment
   [NOTES 4 AND 7]                                           100,000          100        149,900

Share issue costs                                                 --           --         (3,166)
                                                        -------------------------------------------
Balance, September 30, 2000                                8,853,734        8,854      3,601,406
                                                        ===========================================

SEE ACCOMPANYING NOTES

                             E-TREND NETWORKS, INC.


                      CONSOLIDATED STATEMENTS OF CASH FLOWS



                                                           FOR THE TWELVE    FOR THE PERIOD FROM
                                                            MONTHS ENDED       INCORPORATION ON
                                                            SEPTEMBER 30,     APRIL 29, 1999 TO
                                                                2000          SEPTEMBER 30, 1999
                                                              (U.S. $)             (U.S. $)
                                                          -----------------------------------------
CASH WAS PROVIDED BY (USED FOR):

OPERATING ACTIVITIES
Net loss for the period                                        (811,156)            (55,339)
Amortization                                                     52,085                  --
Add (deduct) following item:
   Net change in non-cash working capital                       (86,294)            (30,537)
                                                          -----------------------------------------
                                                               (845,365)            (85,876)
                                                          -----------------------------------------
FINANCING ACTIVITIES
Proceeds from capital contributions                           2,394,185             781,075
Due from related company                                       (200,222)            (31,487)
                                                          -----------------------------------------
                                                              2,193,963             749,588
                                                          -----------------------------------------
INVESTING ACTIVITY
Purchase of capital assets                                     (195,967)            (25,000)
                                                          -----------------------------------------
INCREASE IN CASH                                              1,152,631             638,712

CASH, BEGINNING OF PERIOD                                       638,712                  --
                                                          -----------------------------------------
CASH, END OF PERIOD                                           1,791,343             638,712
                                                          =========================================


SEE ACCOMPANYING NOTES

                             E-Trend Networks, Inc.


                    NOTES TO CONSOLIDATED FINANCIAL STATEMENT



September 30, 2000 (expressed in U.S. dollars)





1.   BASIS OF PRESENTATION

The Corporation was incorporated as The Moviesource.com Corp. under the Business Corporations Act (Nevada) on April 29, 1999. The Corporation changed its name effective February 10, 2000 to E-Trend Networks, Inc. The Corporation is committed to the business of e-commerce sales and distribution of filmed entertainment, video games and music.

The consolidated financial statements include the accounts of the Corporation and its wholly owned subsidiary, Langara Distribution Inc., an Alberta, Canada corporation.

2.   SIGNIFICANT ACCOUNTING POLICIES

The financial statements of the Corporation have been prepared in accordance with accounting principles generally accepted in the United States. The presentation of financial statements in conformity with United States generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

CASH EQUIVALENTS

The Corporation considers cash invested in money market funds with a maturity of 90 days or less, amounting to $1,812,301 (1999 - $617,328), to be cash equivalents.

CAPITAL ASSETS

Capital assets are recorded at cost. Amortization is provided on the bases and at rates designed to amortize the cost of assets over their estimated useful lives. Amortization is recorded using the declining balance method at the following annual rates:

                 Furniture and fixtures          - 10%
                 Computer hardware               - 30%
                 Computer software               - 20%
                 Leasehold improvements          Over term of lease

                             E-Trend Networks, Inc.


                    NOTES TO CONSOLIDATED FINANCIAL STATEMENT



September 30, 2000 (expressed in U.S. dollars)





CONCENTRATION OF CREDIT RISK

The financial instruments of the Corporation that are exposed to concentration of credit risk consist primarily of cash and short term deposits. The Corporation's cash and cash equivalents are placed with high quality major Canadian chartered banking institutions, limiting its exposure of credit risk.

GOODWILL

Goodwill is recorded at cost and is being amortized on a straight-line basis over 10 years. The recoverability of goodwill is assessed periodically based on management estimates of undiscounted future operating income from each of the acquired businesses to which the goodwill relates.

FINANCIAL INSTRUMENTS

Financial instruments of the Corporation consist mainly of cash and cash equivalents, accounts receivable, due from related company and accounts payable and accrued liabilities. At September 30, 2000, there are no significant differences between the carrying values of these amounts and their estimated market values.

REVENUE RECOGNITION

Gross revenue from product sales is recognized as the product is delivered. Sales returns are limited to 15% of the total sales to each unrelated customer and are credited against future sales.

INCOME TAXES

Income taxes are computed using the liability method. Under the liability method, deferred income tax assets and liabilities are determined based on the differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that are expected to be in effect when the differences are expected to reverse.
Recognition of deferred tax assets is limited to amounts considered by management to be more likely than not of realization in future periods.

INVESTMENT

Investment is publicly traded equity securities classified as available for sale and are recorded at market. Unrealized gains and losses are reflected in other comprehensive income.

ADVERTISING COSTS

Advertising costs are expensed as incurred.

                             E-Trend Networks, Inc.


                    NOTES TO CONSOLIDATED FINANCIAL STATEMENT



September 30, 2000 (expressed in U.S. dollars)



STOCK BASED COMPENSATION

The Corporation applies the intrinsic value method prescribed by Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" and related interpretations in accounting for its stock option plans. Accordingly, no compensation cost is recognized in the accounts as options are granted with an exercise price that approximates the prevailing market price.

COMPUTATION OF LOSS PER SHARE

Basic loss per stock is computed by dividing the net loss attributable to common stockholders by the weighted average number of common stock outstanding for that period. Diluted loss per stock is computed giving effect to all dilutive potential common stock that were outstanding during the period. Dilutive potential common stock consist of incremental common stock issuable upon exercise of convertible securities. At September 30, 2000, there were no dilutive potential common stock and therefore the dilutive loss per stock is equivalent to the basic loss per stock.

FOREIGN CURRENCY TRANSLATION

The functional currency of the Corporation and its subsidiary is the Canadian dollar. Accordingly, all assets and liabilities are translated at the year end exchange rate and revenues and expenses are translated at average exchange rates. Gains and losses arising from the translation of the financial statements of the Corporation are recorded in a "Cumulative Translation Adjustment" account in stockholders' equity.

Transactions denominated in foreign currencies are translated at the exchange rate on the transaction date. Foreign currency denominated monetary assets and liabilities are translated at the exchange rate in effect of the balance sheet date. The resulting exchange gains and losses on these items are included in net earnings.

                             E-Trend Networks, Inc.


                    NOTES TO CONSOLIDATED FINANCIAL STATEMENT



September 30, 2000 (expressed in U.S. dollars)





3.   ACQUISITION

The Corporation acquired all of the issued and outstanding shares of Langara Distribution Inc. ("Langara") effective January 1, 2000 for consideration of 200,000 common shares valued at $1.00 per share and 200,000 share purchase warrants exercisable at $2.00 per warrant from the date of issuance. The ascribed value of this transaction was $200,000 and no value has been ascribed to the warrants. This acquisition was accounted for by the purchase method allocating all of the purchase price to goodwill. The operating results of Langara are included in the consolidated statements of operations and deficit from the date of acquisition. The pro-forma loss and pro-forma loss per share for the year ended September 30, 1999 giving effect to the acquisition of Langara as though it had occurred as at October 1, 1998 do not differ materially from that recorded.

4.   INVESTMENT

On January 21, 2000, the Corporation swapped 99,900 common shares of Video Headquarters Inc., ("Video Headquarters") a publicly traded Canadian company, for 100,000 shares of the Corporation at a value of $150,000.

                                                                     SEPTEMBER 30, 2000
                                                          -----------------------------------------
                                                            TRANSLATED    UNREALIZED    RECORDED
                                                            COST BASIS       GAIN         BASIS
                                                                $              $            $
                                                          -----------------------------------------
Video Headquarters common shares                             143,280           89,102       232,382
                                                          =========================================

                             E-Trend Networks, Inc.


                    NOTES TO CONSOLIDATED FINANCIAL STATEMENT



September 30, 2000 (expressed in U.S. dollars)





5.   CAPITAL ASSETS

                                                               SEPTEMBER 30, 2000
                                               ----------------------------------------------------
                                                                    ACCUMULATED    NET BOOK VALUE
                                                     COST          AMORTIZATION           $
                                                       $                 $
                                               ----------------------------------------------------
Furniture and fixtures                                 8,196              404              7,792
Leasehold improvements                                25,545            1,277             24,268
Computer hardware                                     31,718            4,468             27,250
Computer software                                    232,938           25,607            207,331
                                               ----------------------------------------------------
                                                     298,397           31,756            266,641
                                               ====================================================


                                                               SEPTEMBER 30, 1999
                                               ----------------------------------------------------
                                                                    ACCUMULATED    NET BOOK VALUE
                                                     COST          AMORTIZATION           $
                                                       $                 $
                                               ----------------------------------------------------
Computer software                                     25,000               --             25,000
                                               ====================================================

6.   LINE OF CREDIT

The Corporation has a line of credit with a limit of $150,000 which accrues interest at prime plus 0.5% per annum. As at September 30, 2000, this line of credit had an overdraft balance of $74,816.

7.   SHARE CAPITAL

AUTHORIZED

25,000,000 common shares at $0.001 per value
25,000,000 preferred shares at $0.001 per value

COMMON STOCK ISSUED

As of September 30, 1999, 6,075,000 and 775,000 common shares had been issued at $0.001 and $1.00 per share.

On October 1, 1999, 85,000 common shares were issued for services provided by three consultants in relation to the development of the Corporation's website for $1.00 per share.

On March 22, 2000, 1,618,734 common shares were issued for cash consideration at prices of $1.00 and $1.50 per share.

                             E-Trend Networks, Inc.


                    NOTES TO CONSOLIDATED FINANCIAL STATEMENT



September 30, 2000 (expressed in U.S. dollars)




On January 21, 2000, 100,000 common shares were issued at $1.50 in exchange for common shares in Video Headquarters.

On January 1, 2000, 200,000 shares were issued to acquire Langara with an ascribed value of $1.00 per share.

OPTIONS

The Company is authorized to grant employees, directors and officers options to purchase up to 2,000,000 common shares. The following table details the options outstanding at September 30, 2000:

                                                               NUMBER OF       WEIGHTED AVERAGE
                                                                OPTIONS         EXERCISE PRICE
                                                                   #                   $
                                                            ---------------------------------------
Outstanding at September 30, 1999                                     --                 --
Granted                                                        1,438,000                1.99
                                                            ---------------------------------------
Outstanding at September 30, 2000                              1,438,000                1.99
                                                            =======================================
Exercisable at September 30, 2000                                  9,700                1.26
                                                            =======================================

The fair value for these  options  was  estimated  at the date of grant  using a
Black-Scholes   option   pricing  model  with  the  following   weighted-average
assumptions.

                                                                                         2000
                                                                                          $
                                                                                    ---------------
Risk free interest rate                                                                 7.50%
Dividend yield                                                                            0%
Volatility factors of expected market price                                              100%
Weighted average expected life of the options                                          2 years

                             E-Trend Networks, Inc.


                    NOTES TO CONSOLIDATED FINANCIAL STATEMENT



September 30, 2000 (expressed in U.S. dollars)





The Black-Scholes options valuation model was developed for use in estimating the fair value of traded options which have no vesting restrictions and are fully transferable. In addition, the valuation model calculates the expected stock price volatility based on highly subjective assumptions. Because the Corporation's employee stock options have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its employee stock options.

Pro forma disclosures of loss and loss per common share are presented below as if the Corporation had adopted the cost recognition requirements under FAS 123. The compensation cost for the stock-based compensation was approximately $1,048,300.

                                                                                         2000
                                                                                          $
                                                                                    ---------------
Loss                                                        As reported                  811,156
                                                            Pro forma                  1,859,456
Basic and diluted loss per common share                     As reported ($/share)         (0.10)
                                                            Pro forma ($/share)           (0.23)

WARRANTS

On September 30, 2000, there were 200,000 common share purchase warrants issued and outstanding. Each warrant entitles the holder to purchase one common share of the Corporation for $2.00 per share expiring April 20, 2002.

8.   LOSS PER SHARE

                                                                     SEPTEMBER 30,  SEPTEMBER 30,
                                                                         2000            1999
                                                                           $              $
                                                                    -------------------------------
Net loss                                                                 811,156          55,339
Weighted average number of common shares outstanding                   7,946,310       2,857,943
                                                                    -------------------------------

Loss per common share - basic and diluted                                  (0.10)          (0.02)
                                                                    ===============================

9.   RELATED PARTY TRANSACTIONS AND ECONOMIC DEPENDENCE

The due from related company of $231,709 represents an advance to the Corporation's major shareholder, Video Headquarters. The advance bears interest at 8% per annum, is unsecured and has no fixed terms of repayment. At September 30, 2000, the Corporation received interest income of $17,056 from Video Headquarters.

                             E-Trend Networks, Inc.


                    NOTES TO CONSOLIDATED FINANCIAL STATEMENT



September 30, 2000 (expressed in U.S. dollars)



The Corporation sold $608,305 of its products to Video Headquarters and at September 30, 2000, owes the Corporation $207,716 in trade receivables. The Corporation does not limit sales returns from Video Headquarters and receives 91.5% of its sales from Video Headquarters.

10.  INCOME TAXES

The income tax benefit differs from the amount computed by applying the Canadian federal statutory tax rates to the loss before income taxes for the following reasons:

                                                                     SEPTEMBER 30,  SEPTEMBER 30,
                                                                         2000            1999
                                                                           $              $
                                                                    -------------------------------
Income tax benefit at Canadian statutory rates (44.62%)                 (373,714)        (24,692)
Increase (decrease) in taxes resulting from:
Change in deferred tax asset valuation allowance                         373,714          24,692
                                                                    -------------------------------
Income tax benefit                                                            --              --
                                                                    ===============================

Future income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The components of the Corporation's future income tax assets are as follows:

                                                                     SEPTEMBER 30,  SEPTEMBER 30,
                                                                         2000            1999
                                                                           $              $
                                                                    -------------------------------
Non-capital loss carryforwards                                           371,374          24,692
Undepreciated capital costs in excess of book value of capital
   assets                                                                 17,961              --
                                                                    -------------------------------
Net future tax assets                                                    389,335          24,692
Valuation allowance                                                     (389,335)        (24,692)
                                                                    -------------------------------
                                                                               --               --
                                                                    ===============================

11.  COMMITMENTS

The Corporation is committed to the following rental payments under various equipment leases:

                                                         $
                                                    -------------
                                2001                    82,820
                                2002                    53,958
                                2003                    55,812
                                2004                    21,404
                                2005                     5,351


                                       19

                             E-Trend Networks, Inc.


                    NOTES TO CONSOLIDATED FINANCIAL STATEMENT



September 30, 2000 (expressed in U.S. dollars)



                                                    -------------
                                                       219,345
                                                    =============

12.  SUBSEQUENT EVENT

On November 3, 2000, the Corporation entered into a letter of intent to be acquired, by way of a share exchange and reorganization, by Cool Entertainment Inc. The Corporation will be the successor company after conclusion of the proposed transaction.